EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheets.

                              ABS New Transaction

                            Computational Materials


                                 $742,500,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-14




                         [LOGO OMITTED] COUNTRYWIDE(SM)
                         -----------------------------
                                  HOME LOANS
                          Seller and Master Servicer

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Term Sheet                                                                                                Date: December 14, 2004

                                                 $742,500,000 (Approximate)
                                       CWABS Asset-Backed Certificates, Series 2004-14

------------ --------------- -------------- ------------------- ------------------- ------------------- --------------------------

                Principal      WAL (Years)    Payment Window     Expected Ratings      Last Scheduled            Certificate
Class (1)(2)   Balance (3)     Call/Mat (4)  (Mos) Call/Mat(4)   (S&P/Moody's) (5)   Distribution Date              Type
-----          -------         --------      --------------      -------------       -----------------              ----
------------ --------------- -------------- ------------------- ------------------- ------------------- --------------------------
A-1            $207,912,000   1.00 / 1.00    1 - 21 / 1 - 21         AAA/Aaa             Jul 2022          Floating Rate Senior
A-2            $337,288,000   3.00 / 3.00   21 - 70 / 21 - 70        AAA/Aaa             Sep 2033          Floating Rate Senior
A-3             $76,175,000   6.83 / 8.59   70 - 85 / 70 - 193       AAA/Aaa             May 2035          Floating Rate Senior
M-1             $23,625,000   4.86 / 5.36   39 - 85 / 39 - 154     [AA+]/[Aa1]           Apr 2035         Floating Rate Mezzanine
M-2             $21,750,000   4.85 / 5.32   38 - 85 / 38 - 146     [AA+]/[Aa2]           Mar 2035         Floating Rate Mezzanine
M-3             $13,125,000   4.83 / 5.28   38 - 85 / 38 - 138     [AA+]/[Aa3]           Mar 2035         Floating Rate Mezzanine
M-4             $40,125,000   4.82 / 5.18   37 - 85 / 37 - 132         [AA]              Feb 2035         Floating Rate Mezzanine
M-5             $15,000,000   4.80 / 4.89   37 - 85 / 37 - 101        [AA-]              Oct 2034         Floating Rate Mezzanine
B                $7,500,000   4.39 / 4.39   37 - 77 / 37 - 77          [A+]              Jan 2034        Floating Rate Subordinate
------------ --------------- -------------- ------------------- ------------------- ------------------- --------------------------
  Total:       $742,500,000
------------ --------------- -------------- ------------------- ------------------- ------------------- --------------------------


(1) The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Senior Certificates") and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance. (4) See "Pricing Prepayment Speed" below. (5) Rating Agency
      Contacts: [Standard and Poor's, Elizabeth Mooney 212-438-7636; Moody's, Rachel Peng 212-553-3831.]


Trust:                         Asset-Backed Certificates, Series 2004-14.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Barclays Capital Inc. (Co-Manager)
                               and Goldman Sachs & Co.(Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R
                               Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Registration:                  The Offered Certificates will be available in book-entry form through DTC,
                               Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              December 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of December 1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:         December [15], 2004.

Expected Closing Date:         December 30, 2004.

Expected Settlement Date:      December 30, 2004.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in January 2005.

Accrued Interest:              The price to be paid by investors for the Offered Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Offered
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or
                               Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, [the Class M-1, Class M-2, Class M-3, Class M-4 and Class
                               M-5] Certificates will constitute "mortgage related securities" for the purposes of
                               SMMEA.

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the
                               Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the
                               Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                               --------------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans
                               --------------------------------------------------------------------------------------------
                               100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                               --------------------------------------------------------------------------------------------

                               --------------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans
                               --------------------------------------------------------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               --------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the
                               Statistical Pool Calculation Date (the "Statistical Pool"). It is expected that (a)
                               additional mortgage loans will be included in the Trust on the Closing Date and (b)
                               certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage
                               Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The
                               characteristics of the Mortgage Pool may vary from the characteristics of the
                               Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the principal balance of the Statistical
                               Pool Mortgage Loans was approximately $500,948,097 of which approximately
                               $413,970,127 were adjustable rate mortgage loans made to credit blemished borrowers and approximately $86,977,969 were fixed rate mortgage loans made to credit blemished borrowers (the "Mortgage Loans").

Pass-Through Rate:             The "Pass-Through Rate" for each class of Offered Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the Net
                               Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b)
                               the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is equal to the weighted average Adjusted Net Mortgage Rate of the
                               Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net Rate Carryover:            For any Class of Offered Certificates and any Distribution Date, the "Net Rate
                               Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate
                               Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                               Distribution Dates together with accrued interest thereon at the related Pass-Through
                               Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the Corridor Contract and any remaining Excess Cashflow as described under the heading "Certificates Priority of
                               Distributions" below.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Corridor Contract:             The Trust will include a one-month LIBOR corridor contract (the "Corridor Contract")
                               for the benefit of the Certificates. After the Closing Date, the notional amount of the Corridor Contract will amortize down pursuant to the amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Certificates. With respect to each Distribution Date, payments received on the Corridor Contract will be available to pay the holders of the Certificates the related Net Rate Carryover. Amounts received under the Corridor
                               Contract will be paid to the Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                               Rate Carryover. Any amounts received on the Corridor Contract on a Distribution Date that are not used to pay any Net Rate Carryover on the Certificates on such
                               Distribution Date will be distributed to the holder of the Class C Certificates and will not be available for payments of any Net Rate Carryover on any class of
                               Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the
                               Subordinate Certificates, as the case may be:

                                    1)   Subordination
                                    2)   Overcollateralization
                                    3)   Excess Cashflow




                               ---------------------- ----------------------- ---------------------------- -----------------------
                                                                                                             Target Subordination
                                       Class                 S&P/Moody's       Initial Subordination (a)          at Stepdown
                               ---------------------- ----------------------- ---------------------------- -----------------------
                               Senior Certificates           AAA/Aaa                    17.15%                      34.30%
                               ---------------------- ----------------------- ---------------------------- -----------------------
                               M-1                         [AA+]/[Aa1]                  14.00%                      28.00%
                               ---------------------- ----------------------- ---------------------------- -----------------------
                               M-2                         [AA+]/[Aa2]                  11.10%                      22.20%
                               ---------------------- ----------------------- ---------------------------- -----------------------
                               M-3                         [AA+]/[Aa3]                   9.35%                      18.70%
                               ---------------------- ----------------------- ---------------------------- -----------------------
                               M-4                             [AA]                      4.00%                       8.00%
                               ---------------------- ----------------------- ---------------------------- -----------------------
                               M-5                            [AA-]                      2.00%                       4.00%
                               ---------------------- ----------------------- ---------------------------- -----------------------
                               B                               [A+]                      1.00%                       2.00%
                               ---------------------- ----------------------- ---------------------------- -----------------------




                               a.  Initial Overcollateralization at closing is 1.00%. Does not include any credit for Excess
                               Interest.

Subordination:                 The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class
                               M-3, Class M-4, Class M-5 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:         On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial Overcollateralization Target (as defined below). Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by
                               Overcollateralization. In the event that the Overcollateralization is so reduced,
                               Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the
                               Mortgage Loans, until the Overcollateralization reaches the Overcollateralization
                               Target. Upon this event, the acceleration feature will cease, unless the amount of
                               Overcollateralization is reduced below the Overcollateralization Target by realized losses.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Overcollateralization
Target:                        Prior to the Stepdown Date, the Overcollateralization Target will be equal to 1.00%
                               of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                               "Initial Overcollateralization Target"). The Overcollateralization Target will be met on the Closing Date.

                               On or after the Stepdown Date, the Overcollateralization Target will be equal to
                               2.00% of the aggregate principal balance of the Mortgage Loans for the related
                               Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger
                               Event (as described herein) is in effect on the related Distribution Date, the
                               Overcollateralization Target for that Distribution Date will be equal to the
                               Overcollateralization Target on the immediately preceding Distribution Date.

Excess Cashflow:               "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1)
                               and 2) of "Certificates Priority of Distributions."

Trigger Event:                 A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown
                               Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in
                               effect on such Distribution Date.

Delinquency Trigger:           With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [TBD%] of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage"
                               with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of
                               Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:       A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the
                               Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the
                               Mortgage Loans, as set forth below:

                               Period (month)        Percentage
                               --------------        ----------
                               37 - 48               [TBD%] with respect to January 2008, plus an additional
                                                     1/12th of [TBD%] for each month thereafter
                               49 - 60               [TBD%] with respect to January 2009, plus an additional
                                                     1/12th of [TBD%] for each month thereafter
                               61 - 72               [TBD%] with respect to January 2010, plus an additional
                                                     1/12th of [TBD%] for each month thereafter
                               73+                   [TBD%]



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Stepdown Date:                 The earlier to occur of:
                                  (i)  the Distribution Date on which the aggregate principal balance of the Senior
                                           Certificates is reduced to zero; and
                                  (ii) the later to occur of:
                                           a.  the Distribution Date in January 2008.
                                           b.  the first Distribution Date on which the aggregate principal balance of the
                                               Senior Certificates is less than or equal to 65.70% of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or
                               Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-5, Class M-4, Class M-3, Class M-2 and
                               Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:              Available  funds from the Mortgage Loans will be distributed in the following  order of priority:

                               1) Interest funds sequentially, as follows: (a) first, current and unpaid interest, pro rata, to the Senior Certificates, then (b) current interest sequentially to the
                               Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates;
                               2) Principal funds, sequentially, as follows: (a) first, to the Senior Certificates
                               (as described below under "Principal Paydown" and "Senior Principal Distributions"),
                               then (b) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5
                               and Class B Certificates, each as described more fully under "Principal Paydown"
                               below;
                               3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates
                               (as applicable) to maintain or restore Overcollateralization as described under
                               "Overcollateralization Target" and "Principal Paydown," respectively;
                               4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class
                               M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates;
                               5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior
                               Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                               6) To the Non-Offered Certificate(s), any remaining amount as described in the
                               Pooling and Servicing Agreement.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Principal Paydown:             Prior to the Stepdown Date or if a Trigger Event (as described above) is in effect on any Distribution Date, 100% of the available principal funds will be paid to the
                               Senior Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5 and Class B Certificates.

                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate
                               Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, sequentially, to the Senior Certificates (as described below under "Senior Principal Distributions" below), such that the Senior Certificates in the aggregate will have 34.30% Subordination, (ii) second, to the Class M-1
                               Certificates such that the Class M-1 Certificates will have 28.00% Subordination,
                               (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 22.20% Subordination, (iv) fourth, to the Class M-3 Certificates such that the
                               Class M-3 Certificates will have 18.70% Subordination, (v) fifth, to the Class M-4
                               Certificates such that the Class M-4 Certificates will have 8.00% Subordination, (vi)
                               sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have
                               4.00% Subordination and (vii) seventh, to the Class B Certificates such that the
                               Class B Certificates will have 2.00% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor.

Senior Principal
Distributions:                 Principal distributed on the Senior Certificates will be applied sequentially, to the
                               Class A-1, Class A-2 and Class A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                               However, if on any Distribution Date the aggregate certificate principal balance of the Senior Certificates is greater than the principal balance of the Mortgage Loans, the distributions on the Senior Certificates on that Distribution Date will be made pro rata based on the certificate principal balances of the Senior Certificates.

    Discount Margin Tables, Corridor Contract Schedule, Available Funds Schedules and Collateral Tables to Follow





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                            Discount Margin Tables (%) (1)

           Class A-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.14%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   14         14         14         14         14
           ===================================================================================
            WAL (yr)                      1.56       1.23       1.00       0.85       0.75
            MDUR (yr)                     1.53       1.21       0.99       0.85       0.75
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                Jul07      Feb07      Sep06      Jun06      Mar06
           -----------------------------------------------------------------------------------


           Class A-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.14%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   14         14         14         14         14
           ===================================================================================
            WAL (yr)                      1.56       1.23       1.00       0.85       0.75
            MDUR (yr)                     1.53       1.21       0.99       0.85       0.75
            First Prin Pay               Jan05      Jan05      Jan05      Jan05      Jan05
            Last Prin Pay                Jul07      Feb07      Sep06      Jun06      Mar06
           -----------------------------------------------------------------------------------


           Class A-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.27%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   27         27         27         27         27
           ===================================================================================
            WAL (yr)                      5.50       3.86       3.00       2.38       2.04
            MDUR (yr)                     5.07       3.65       2.88       2.31       1.99
            First Prin Pay               Jul07      Feb07      Sep06      Jun06      Mar06
            Last Prin Pay                May16      Oct12      Oct10      Jul09      Aug07
           -----------------------------------------------------------------------------------


           Class A-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.27%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   27         27         27         27         27
           ===================================================================================
            WAL (yr)                      5.50       3.86       3.00       2.38       2.04
            MDUR (yr)                     5.07       3.65       2.88       2.31       1.99
            First Prin Pay               Jul07      Feb07      Sep06      Jun06      Mar06
            Last Prin Pay                May16      Oct12      Oct10      Jul09      Aug07
           -----------------------------------------------------------------------------------



(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



           Class A-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.40%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   40         40         40         40         40
           ===================================================================================
            WAL (yr)                     13.36       9.17       6.83       5.31       3.69
            MDUR (yr)                    11.17       8.10       6.23       4.94       3.51
            First Prin Pay               May16      Oct12      Oct10      Jul09      Aug07
            Last Prin Pay                Oct18      Jun14      Jan12      Jun10      Jun09
           -----------------------------------------------------------------------------------


           Class A-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.40%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   46         47         47         48         48
           ===================================================================================
            WAL (yr)                     16.30      11.46       8.59       6.72       4.79
            MDUR (yr)                    12.99       9.73       7.59       6.09       4.43
            First Prin Pay               May16      Oct12      Oct10      Jul09      Aug07
            Last Prin Pay                Aug31      Nov25      Jan21      Oct17      Jun15
           -----------------------------------------------------------------------------------


           Class M-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   50         50         50         50         50
           ===================================================================================
            WAL (yr)                      9.26       6.35       4.86       4.28       4.42
            MDUR (yr)                     8.03       5.76       4.52       4.02       4.15
            First Prin Pay               Aug09      Mar08      Mar08      Aug08      Feb09
            Last Prin Pay                Oct18      Jun14      Jan12      Jun10      Jun09
           -----------------------------------------------------------------------------------


           Class M-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   52         52         52         52         52
           ===================================================================================
            WAL (yr)                     10.11       7.00       5.36       4.67       4.80
            MDUR (yr)                     8.55       6.22       4.90       4.35       4.48
            First Prin Pay               Aug09      Mar08      Mar08      Aug08      Feb09
            Last Prin Pay                Feb28      Nov21      Oct17      Jan15      Feb13
           -----------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




           Class M-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   53         53         53         53         53
           ===================================================================================
            WAL (yr)                      9.26       6.35       4.85       4.17       4.09
            MDUR (yr)                     8.01       5.75       4.50       3.92       3.86
            First Prin Pay               Aug09      Mar08      Feb08      Jun08      Oct08
            Last Prin Pay                Oct18      Jun14      Jan12      Jun10      Jun09
           -----------------------------------------------------------------------------------


           Class M-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   55         55         55         55         55
           ===================================================================================
            WAL (yr)                     10.08       6.97       5.32       4.54       4.38
            MDUR (yr)                     8.52       6.19       4.87       4.23       4.11
            First Prin Pay               Aug09      Mar08      Feb08      Jun08      Oct08
            Last Prin Pay                Apr27      Feb21      Feb17      Jul14      Sep12
           -----------------------------------------------------------------------------------


           Class M-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.58%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   58         58         58         58         58
           ===================================================================================
            WAL (yr)                      9.26       6.35       4.83       4.10       3.89
            MDUR (yr)                     7.99       5.74       4.48       3.85       3.68
            First Prin Pay               Aug09      Mar08      Feb08      May08      Jul08
            Last Prin Pay                Oct18      Jun14      Jan12      Jun10      Jun09
           -----------------------------------------------------------------------------------


           Class M-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.58%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   60         60         60         60         60
           ===================================================================================
            WAL (yr)                     10.04       6.94       5.28       4.46       4.17
            MDUR (yr)                     8.47       6.16       4.82       4.15       3.91
            First Prin Pay               Aug09      Mar08      Feb08      May08      Jul08
            Last Prin Pay                Apr26      Mar20      Jun16      Dec13      Apr12
           -----------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


           Class M-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.85%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   85         85         85         85         85
           ===================================================================================
            WAL (yr)                      9.26       6.35       4.82       4.03       3.69
            MDUR (yr)                     7.88       5.68       4.43       3.76       3.48
            First Prin Pay               Aug09      Mar08      Jan08      Feb08      Mar08
            Last Prin Pay                Oct18      Jun14      Jan12      Jun10      Jun09
           -----------------------------------------------------------------------------------


           Class M-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.85%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   87         87         87         87         87
           ===================================================================================
            WAL (yr)                      9.89       6.82       5.18       4.31       3.91
            MDUR (yr)                     8.26       6.01       4.71       3.99       3.66
            First Prin Pay               Aug09      Mar08      Jan08      Feb08      Mar08
            Last Prin Pay                Jul25      Jul19      Dec15      Jul13      Dec11
           -----------------------------------------------------------------------------------


           Class M-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.95%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   95         95         95         95         95
           ===================================================================================
            WAL (yr)                      9.23       6.33       4.80       3.96       3.54
            MDUR (yr)                     7.82       5.64       4.40       3.69       3.33
            First Prin Pay               Aug09      Mar08      Jan08      Jan08      Feb08
            Last Prin Pay                Oct18      Jun14      Jan12      Jun10      Jun09
           -----------------------------------------------------------------------------------


           Class M-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.95%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   96         96         96         96         96
           ===================================================================================
            WAL (yr)                      9.40       6.46       4.89       4.04       3.60
            MDUR (yr)                     7.92       5.73       4.47       3.76       3.38
            First Prin Pay               Aug09      Mar08      Jan08      Jan08      Feb08
            Last Prin Pay                Apr21      Apr16      May13      Jul11      Apr10
           -----------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




           Class B (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  110        110        110        110        110
           ===================================================================================
            WAL (yr)                      8.45       5.79       4.39       3.63       3.24
            MDUR (yr)                     7.24       5.20       4.05       3.40       3.06
            First Prin Pay               Aug09      Mar08      Jan08      Jan08      Jan08
            Last Prin Pay                Jul17      Aug13      May11      Dec09      Jan09
           -----------------------------------------------------------------------------------


           Class B (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  110        110        110        110        110
           ===================================================================================
            WAL (yr)                      8.45       5.79       4.39       3.63       3.24
            MDUR (yr)                     7.24       5.20       4.05       3.40       3.06
            First Prin Pay               Aug09      Mar08      Jan08      Jan08      Jan08
            Last Prin Pay                Jul17      Aug13      May11      Dec09      Jan09
           -----------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                        Corridor Contract Agreement Schedule and Strike Rates


----------------------------------------------------------------------------------------------------------------------------------
             Notional Schedule      Cap Strike     Cap Ceiling              Notional Schedule        Cap Strike       Cap Ceiling
   Period           ($)                 (%)            (%)       Period          ($)                   (%)               (%)
----------------------------------------------------------------------------------------------------------------------------------
      1          742,500,000         8.02924%        8.25000%      44            247,410,940         7.06203%         10.24829%
      2          738,814,169         6.69372%        8.25000%      45            240,127,663         7.06029%         10.24829%
      3          734,127,833         7.43752%        8.25000%      46            233,064,418         7.30216%         10.24765%
      4          728,442,824         6.69343%        8.25000%      47            226,214,436         7.06418%         10.23304%
      5          721,764,954         6.92475%        8.25000%      48            219,571,531         8.32744%         10.16380%
      6          714,106,607         6.69319%        8.25000%      49            213,161,882         8.16167%         11.16683%
      7          705,481,659         6.92414%        8.25000%      50            206,948,361         8.15602%         11.16697%
      8          695,908,103         6.69261%        8.25000%      51            200,920,839         9.05046%         11.15832%
      9          685,408,212         6.69250%        8.25000%      52            195,073,629         8.14480%         11.16689%
     10          674,011,944         6.92382%        8.25000%      53            189,401,232         8.42291%         11.14716%
     11          661,863,422         6.69234%        8.25000%      54            183,898,561         8.92171%         11.05543%
     12          649,137,129         6.92253%        8.25000%      55            178,473,172         9.32260%         11.04958%
     13          636,572,925         6.68802%        8.25000%      56            173,208,029         9.00496%         11.05666%
     14          624,245,521         6.68797%        8.25000%      57            168,099,240         8.99609%         11.05719%
     15          612,150,810         7.43128%        8.25000%      58            163,142,057         9.29513%         11.05141%
     16          600,284,437         6.68789%        8.25000%      59            158,331,877         8.98094%         11.05537%
     17          588,642,129         6.92192%        8.25000%      60            153,664,297         9.80112%         10.75134%
     18          577,219,991         6.69053%        8.25000%      61            149,145,833         9.54468%         11.24924%
     19          566,013,598         6.92175%        8.25000%      62            144,760,318         9.53357%         11.25093%
     20          555,018,928         6.69036%        8.25000%      63            140,504,094         10.56945%        11.19928%
     21          544,231,999         6.69031%        8.25000%      64            136,373,258         9.51123%         11.25433%
     22          533,648,920         6.92161%        8.25000%      65            132,364,026         9.82649%         11.24093%
     23          523,261,208         6.69220%        8.25000%      66            128,472,731         9.53822%         10.57227%
     24          513,065,831         6.92242%        8.25000%      67            124,703,794         9.85772%         10.44299%
     25          503,033,593         6.68803%        9.24998%      68            121,046,461         9.52003%         10.48964%
     26          492,562,604         6.68708%        9.24999%      69            117,496,223         9.50834%         10.49414%
     27          462,375,228         7.42550%        9.24998%      70            114,049,861         9.82153%         10.45699%
     28          432,131,243         6.68046%        9.24998%      71            110,704,259         9.48615%         10.50443%
     29          404,051,024         6.91095%        9.24998%      72            107,456,395         9.84244%         10.08097%
     30          378,315,718         6.67825%        9.24998%      73            104,306,647         9.50965%         10.08890%
     31          365,536,728         6.90977%        9.24987%      74            101,249,163         9.49752%         10.09503%
     32          354,457,595         6.67858%        9.24988%      75             98,280,687         10.52841%        10.52841%
     33          343,715,455         6.67813%        9.24988%      76             95,398,557         9.47315%         10.10742%
     34          333,299,869         6.91035%        9.24987%      77             92,600,195         9.78601%         10.06052%
     35          323,200,813         6.72719%        9.24988%      78             89,883,100         9.49721%         10.16851%
     36          313,410,322         7.17847%        9.24988%      79             87,244,846         9.81473%         10.12764%
     37          303,923,895         6.93346%       10.24977%      80             84,683,083         9.47743%         10.18603%
     38          296,157,435         6.93219%       10.24978%      81             82,195,531         9.46475%         10.19210%
     39          287,393,768         7.42612%       10.24976%      82             79,779,981         9.77547%         10.14650%
     40          278,895,939         6.92974%       10.24936%      83             77,434,290         9.44095%         10.20598%
     41          270,655,750         7.19084%       10.24870%      84             75,156,381         9.80872%         10.21882%
     42          262,665,801         7.06613%       10.24848%      85             72,944,239         9.47761%         10.28058%
     43          254,921,245         7.30763%       10.24832%
----------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] COUNTRYWIDE(R)                       Computational Materials for
--------------------------               Countrywide Asset-Backed Certificates,
Securities Corporation                                           Series 2004-14
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                   Available Funds Rate Schedule (1)
                                   ---------------------------------

------------------------------------------------      ----------------------------------------------
               Available Funds   Available Funds                   Available Funds   Available Funds
  Period            Rate(%)           Rate(%)           Period          Rate(%)           Rate(%)
-----------    ---------------   ---------------      ---------    ---------------    --------------
                    (2)               (3)                               (2)                (3)
    1              8.279             8.279               44            7.143             10.500
    2              6.944             8.500               45            7.141             10.500
    3              7.688             8.500               46            7.378             10.500
    4              6.943             8.500               47            7.138             10.500
    5              7.175             8.500               48            8.338             10.500
    6              6.943             8.500               49            8.179             11.500
    7              7.174             8.500               50            8.174             11.500
    8              6.943             8.500               51            9.044             11.500
    9              6.943             8.500               52            8.164             11.500
    10             7.174             8.500               53            8.431             11.500
    11             6.942             8.500               54            8.179             11.500
    12             7.173             8.500               55            8.464             11.500
    13             6.938             8.500               56            8.186             11.500
    14             6.938             8.500               57            8.180             11.500
    15             7.681             8.500               58            8.447             11.500
    16             6.938             8.500               59            8.169             11.500
    17             7.172             8.500               60            8.437             11.500
    18             6.941             8.500               61            8.159             12.000
    19             7.172             8.500               62            8.154             12.000
    20             6.940             8.500               63            9.021             12.000
    21             6.940             8.500               64            8.143             12.000
    22             7.172             8.500               65            8.408             12.000
    23             6.942             8.500               66            8.131             12.000
    24             7.172             8.500               67            8.397             12.000
    25             6.938             9.500               68            8.120             12.000
    26             6.937             9.500               69            8.115             12.000
    27             7.675             9.500               70            8.379             12.000
    28             6.930             9.500               71            8.103             12.000
    29             7.161             9.500               72            8.367             12.000
    30             6.928             9.500               73            8.092             12.000
    31             7.160             9.500               74            8.086             12.000
    32             6.928             9.500               75            8.946             12.604
    33             6.928             9.500               76            8.074             12.000
    34             7.159             9.500               77            8.337             12.000
    35             6.966             9.500               78            8.062             12.000
    36             7.394             9.500               79            8.325             12.000
    37             7.150             10.500              80            8.050             12.000
    38             7.149             10.500              81            8.044             12.000
    39             7.641             10.500              82            8.306             12.000
    40             7.147             10.500              83            8.032             12.000
    41             7.384             10.500              84            8.294             12.000
    42             7.146             10.500              85            8.020             12.000
    43             7.382             10.500           ----------------------------------------------
------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 2.350%, 6-Month LIBOR stays at 2.631%, the collateral is run at the Pricing Prepayment
Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing
Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                      33